                                                                    Exhibit 21.1

                              LIST OF SUBSIDIARIES

         Set forth below are certain subsidiaries of the continuing operations of AutoNation.

                                               State of
Legal Entity                                 Organization         D/B/A Name
------------                                 ------------         ----------
Abraham Chevrolet-Miami, Inc.                      DE             Abraham Chevrolet (Miami); Maroone Collision Repair Center
Abraham Chevrolet-Tampa, Inc.                      DE             Abraham Chevrolet (Tampa); AutoWay Chevrolet - Tampa;
                                                                    AutoWay Chevrolet
Al Maroone Ford, LLC                               DE             Al Maroone Ford
Albert Berry Motors, Inc.                          TX             (Shell)
Allison Bavarian                                   CA             Allison BMW
American Way Motors, Inc.                          TN             Courtesy Honda
AN/CF Acquisition Corp.                            DE             Courtesy Ford
AN/FGJE Acquisition Corp.                          DE             Mike Shad Chrysler Jeep/Mike Shad Chrysler Jeep at Southpoint
AN/FMK Acquisition Corp.                           DE             Autowest Mitsubishi; Autowest Kia
AN/MF Acquisition Corp.
  (f/k/a AN/MCP Acquisition Corp.)                 DE             Joe Madden Ford
AN/PF Acquisition Corp.                            DE             Prestige Ford
AN/STD Acquisition Corp.                           DE             AutoNation Dodge of Stone Mountain
Anderson Cadillac, Inc.                            CA             Anderson Cadillac - Oldsmobile
Anderson Chevrolet                                 CA             Anderson Chevrolet - Menlo Park
Anderson Chevrolet - Los Gatos, Inc.               CA             Anderson Chevrolet - Los Gatos
Anderson Cupertino, Inc.
   (f/k/a RI/AC Merger Corp.)                      CA             Anderson Chrysler-Plymouth
Anderson Isuzu, Inc.
   (f/k/a RI/DBI Merger Corp.)                     CA             Anderson Isuzu
Appleway Chevrolet, Inc.                           WA             Appleway Mitsubishi
Auto Car, Inc.                                     CA             Autowest Honda-Roseville
Auto Mission Ltd.                                  CA             Hayward Toyota
Auto West, Inc.                                    CA             Autowest Dodge-Fremont
AutoNation Chrysler Plymouth Jeep of
   Frisco, Inc.                                    DE             Chrysler Plymouth Jeep
AutoNation Chrysler Plymouth Jeep of
  North Houston, L.P.                              TX             AutoNation Chrysler-Plymouth & AutoNation Chrysler-Plymouth-Jeep
AutoNation Dodge of Pembroke Pines, Inc.           DE             AutoNation Dodge of Pembroke Pines



AutoNation Dodge of San Antonio, L.P.                    TX                AutoNation Dodge
AutoNation Imports Northwest, Inc.                       DE                Northwest Nissan
AutoNation USA Corporation                               FL                AutoNation USA Tampa; AutoWay Used Vehicle Megastore;
                                                                             AutoWay AutoNation USA Used Vehicle Megastore
AutoNation USA of Perrine, Inc.                          DE                AutoNation Nissan of Perrine; AutoNation USA Nissan
                                                                             of Perrine
AutoNation USA of Virginia Beach, LLC                    DE                AutoNation USA of Virginia Beach
Bankston Ford of Frisco, Ltd. Co                         TX                Bankston Ford of Frisco
Bankston Nissan in Irving, Inc.                          TX                Bankston Nissan-Irving
Bankston Nissan Lewisville, Inc.                         DE                Bankston Nissan Lewisville
Bargain Rent-A-Car                                       CA                Lexus of Cerritos
Beach City Chevrolet Company, Inc.                       CA                Beach City Chevrolet
Beacon Motors, Inc.                                      FL                Maroone Chevrolet; Maroone Chevrolet-Miami
Bell Dodge, LLC                                          DE                AutoNation Dodge of North Phoenix & AutoNation Dodge
Bengal Motor Company, Ltd                                FL                Miami Honda/Central Kia/Sunshine Honda
Bill Ayares Chevrolet, Inc.                              MD                Fox Chevrolet of Laurel
Bill Wallace Enterprises, Inc.                           FL                (Shell)
Bledsoe Dodge, LLC                                       DE                Bledsoe Dodge (Arlington)
Bob Townsend Ford, Inc.                                  DE                Bob Townsend Ford
Body Shop Holding Corp.                                  DE
Brown & Brown Chevrolet, Inc.                            AZ                Brown & Brown Chevrolet
Brown & Brown Nissan Mesa, LLC                           AZ                Brown & Brown Nissan Mesa
Brown & Brown Nissan, Inc.                               AZ                Brown & Brown Nissan
Buick Mart, Inc.                                         CA                (Shell)
Bull Motors, LLC                                         DE                Sunshine Ford
Carlisle Motors, LLC                                     DE                Carlisle Ford; AutoWay Ford;  AutoWay Ford -
                                                                             St. Petersburg; Carlisle Lincoln-Mercury; AutoWay
                                                                             Lincoln-Mercury; AutoWay Lincoln-Mercury - Clearwater
Carwell, LLC                                             DE                South Bay Autohaus (Mercedes); Land Rover South Bay
Central Motor Company, Ltd                               FL                Central Hyundai




Cerritos Body Works, Inc.                                CA                Irvine Volvo; Irvine Auto Body
Cerritos Imports, Inc.                                   DE                Volvo of Cerritos
Champion Chevrolet, LLC                                  DE                Champion Chevrolet/Oldsmobile
Champion Ford, Inc.                                      TX                Champion Ford
Charlie Hillard, Inc.                                    TX                Charlie Hillard Mazda Buick; Charlie Hillard Ford;
                                                                             Preferred Leasing
Charlie Thomas Chevrolet, Inc.                           TX                Charlie Thomas Chevrolet/Mitsubishi
Charlie Thomas Chrysler-Plymouth, Inc.                   TX                Charlie Thomas Chrysler-Plymouth-Jeep-Eagle-Huynda-Isuzu
Charlie Thomas Ford, Inc.                                TX                Charlie Thomas Ford
Charlie Thomas' Courtesy Ford, Inc.                      TX                Padre Ford/Mazda
Chesrown Auto, LLC                                       DE                John Elway Ford Boulder; John Elway AutoNation USA-2
Chesrown Chevrolet, LLC                                  DE                John Elway Chevrolet; John Elway AutoNation USA-1
Chesrown Collision Center, Inc.                          CO
Chesrown Ford, Inc.                                      CO                John Elway Ford West
Chevrolet World, Inc.                                    FL                World Chevrolet
Chuck Clancy Ford of Marietta, Inc.                      GA                Marietta Ford (fka Chuck Clancy Ford of Marietta)
Circle Buick/GMC, LLC                                    DE                Flemington Buick-Chevrolet-Pontiac-GMC
Cleburne Motor Company, Inc.                             TX                Cleburne Ford
Coastal Cadillac, Inc.                                   FL                Coastal Cadillac
Colonial Imports, Ltd.                                   FL                Don Mealey Mitsubishi
Contemporary Cars, Inc.                                  FL                Mercedes-Benz of Orlando; Porsche of North Orlando
Cook-Whitehead Ford, Inc.                                FL                Cook-Whitehead Ford
Cook-Whitehead Ford, LLC                                 DE                (Shell)
Costa Mesa Cars, Inc.                                    CA                Costa Mesa Honda
Courtesy Auto Group, Inc.                                FL                Courtesy Buick; Courtesy Auto Group; Courtesy Magic
                                                                              Isuzu/Suzuki/Kia; Courtesy Pontiac/GMC
Covington Pike Motors, Inc.                              TN                Covington Pike Honda
CT Intercontinental, Inc.                                TX                Charlie Thomas Intercontinental BMW
CT Motors, Inc.                                          TX                Charlie Thomas Acura




D/L Motor Company                                        FL                AutoWay Isuzu; AutoWay Honda; Lokey Imports; Lokey
                                                                             Honda; Lokey Isuzu
D/L Motor-HO, Inc.                                       FL                (Shell)
Deal Dodge of Des Plaines, Inc.                          IL                Dodge World of Des Plaines
Desert Buick-GMC Trucks, LLC                             DE                Desert Buick GMC Trucks
Desert Dodge, Inc. (f/k/a Wilden's Pride Dodge)          NV                Desert Dodge
Desert GMC, LLC                                          DE                Desert Pontiac GMC Buick
Desert Lincoln-Mercury, Inc.                             NV                Desert Lincoln-Mercury
Ditschman/Flemington Ford-Lincoln-Mercury, LLC           DE                Ditschman/Flemington Ford Lincoln-Mercury
Ditschman/Flemington Pontiac, Inc.                       NJ                Flemington Pontiac/Subaru
Dobbs Brothers Buick-Pontiac, Inc.                       TN                Dobbs Bros. Mazda; Dobbs Bros. Mitsubishi; Dobbs Bros.
                                                                             Pontiac-GMC
Dobbs Ford, Inc.                                         FL                Dobbs Ford
Dobbs Mobile Bay, Inc.                                   AL                Treadwell Ford
Dobbs Motors of Arizona, Inc.                            AZ                Dobbs Honda
Dodge of Bellevue, Inc.                                  DE
Don Mealey Chevrolet, Inc.                               FL                Don Mealey Chevrolet Oldsmobile
Don Mealey Imports, Inc.                                 FL                Don Mealey Acura
Don Mealey Oldsmobile, Inc.                              FL                Don Mealey Chevrolet/Oldsmobile
Don-A-Vee Jeep Eagle, Inc.                               CA                Don-A-Vee Jeep/Eagle-Kia
Downers Grove Dodge, Inc.                                DE                Downers Grove Dodge
Eastgate Ford, Inc.                                      OH                Eastgate Ford
Ed Mullinax Ford, Inc.                                   DE                Ed Mullinax Ford
Edgren Motor Company, Inc.                               CA                Autowest Honda-Fremont
El Monte Imports, Inc.                                   DE                Gunderson Nissan
El Monte Motors, Inc.                                    DE                Gunderson Chevrolet
Elmhurst Auto Mall, Inc.                                 IL                Elmhurst Kia
Elmhurst Dodge, Inc.                                     IL                Elmhurst Dodge
Emich Chrysler Plymouth, LLC                             DE                John Elway Chrysler-Plymouth on Broadway
Emich Dodge, LLC                                         DE                John Elway Dodge on Broadway/ John Elway AutoNation
                                                                             USA-12




Emich Lincoln-Mercury, Inc.                              DE                (Shell)
Emich Lincoln-Mercury, LLC                               DE                (Shell)
Emich Oldsmobile, LLC                                    DE                John Elway Subaru South; John Elway Lamborghini;
                                                                             John Elway Pontiac Buick GMC West; John Elway Pontiac
                                                                             Buick GMC South/ John Elway AutoNation USA-13; John
                                                                             Elway Chrysler-Plymouth Jeep West
Emich Subaru West, LLC                                   DE                John Elway Subaru West
First Team Cadillac-Oldsmobile, Ltd                      FL                Don Mealey Cadillac-Oldsmobile
First Team Ford of Manatee, Ltd                          FL                Bill Graham Ford; AutoWay Ford - Bradenton; AutoWay Ford
First Team Ford, Ltd                                     FL                Seminole Ford
First Team Jeep Eagle, Chrysler Plymouth, Ltd.           FL                AutoNation Chrysler Plymouth Jeep of Casselberry;
                                                                             AutoNation Chrysler Jeep
Fit Kit, Inc.                                            CA                Lew Webb's Toyota of Buena Park
Flemington Dodge-Chrysler-Jeep, LLC
  (f/k/a Flemington Chrysler-Plymouth-
  Dodge-Jeep-Eagles, LLC)                                DE                Flemington Dodge Chrysler Plymouth Jeep
Flemington Infiniti, LLC                                 DE                Flemington Infiniti
Flemington Land Rover, Inc.                              NJ                Land Rover Princeton
Flemington Land Rover, LLC                               DE                (Shell)
Flemington Nissan/BMW, LLC                               DE                Flemington Nissan
Flemington Subaru, LLC                                   DE                Flemington Subaru
Ford of Kirkland, Inc.                                   WA
Fox Buick Isuzu, Inc.                                    MD                Fox Buick-Isuzu-Pontiac-GMC
Fox Chevrolet, Inc.                                      MD                Fox Chevrolet & The Chevrolet Auto & Truck
                                                                             Discount Center
Fox Hyundai, Inc.                                        MD                Fox Lincoln-Mercury/Fox Kia
Fox, Inc.                                                MD                Fox Mitsubishi
Fred Oakley Motors, Inc.                                 DE                Fred Oakley Chrysler Plymouth & AutoNation Dodge
                                                                             of Irving
Ft. Lauderdale Nissan, Inc.                              FL                L.P. Evans Ft. Lauderdale Nissan
G.B. Import Sales & Service, LLC                         DE                South Bay Volvo
Gene Evans Ford, LLC                                     DE                Gene Evans Ford



George Sutherlin Nissan, Inc                             GA                George Sutherlin Nissan of Marietta
Golf Mill Ford, Inc.                                     DE
Government Blvd. Motors, Inc.                            AL                Treadwell Honda
Gulf Management, Inc.                                    FL                Lexus of Clearwater; Lexus of Tampa Bay
H's Auto Body, Inc.                                      DE                (Shell)
Hayward Dodge, Inc.                                      DE                Hayward Dodge/Hyundai
Henry Brown Chevrolet, LLC                               AZ                Chevrolet Add Point
Hollywood Imports Limited, Inc.                          FL                Hollywood Honda
Hollywood Kia, Inc.                                      FL                Hollywood Kia/Maroone Kia
House of Imports, Inc.                                   CA                House of Imports (Mercedes)
Houston Auto Imports Greenway, Ltd.
  (f/k/a AN/PPM South Acquisition
  Company Ltd.)                                          TX                Mercedes Benz of Houston Greenway (f/k/a Park Place
                                                                             Motorcars South)
Houston Auto Imports North, Ltd.
  (f/k/a AN/PPM North Acquisition
  Company Ltd.)                                          TX                Mercedes Benz of Houston North (f/k/a Park Place
                                                                             Motorcars North)
Hub Motor Co.                                            GA                Hub Ford
J-R Motors Company Central, LLC                          CO                John Elway Ford Downtown
J-R Motors Company North                                 CO                John Elway Honda; John Elway Olds Mazda Hyundai North
J-R Motors Company South                                 CO                John Elway Toyota
J-R-M Motors Company Northwest, LLC                      CO                John Elway Nissan North
Jerry Gleason Chevrolet, Inc.                            IL
Jerry Gleason Dodge, Inc.                                IL
Jim Quinlan Chevrolet Co.                                DE                Jim Quinlan Chevrolet; AutoWay Chevrolet; AutoWay
                                                                             Chevrolet - Clearwater
Jim Quinlan, Ford Lincoln-Mercury, Inc.                  FL                Jim Quinlan Ford Lincoln-Mercury; AutoWay Ford
                                                                             Lincoln-Mercury - Brooksville; AutoWay Ford
                                                                             Lincoln-Mercury
JJSS, LLC                                                DE                Flemington Mazda
Joe MacPherson Ford                                      CA                Joe MacPherson Ford
Joe MacPherson Imports No.1                              CA                Joe MacPherson Mazda
Joe MacPherson Infiniti                                  CA                Joe MacPherson Infiniti
Joe MacPherson Oldsmobile                                CA                Joe MacPherson Oldsmobile




John M. Lance Ford, LLC                                  DE                John Lance Ford
JRJ Investments, Inc.                                    NV                Chaisson BMW; Chaisson Motor Cars; Desert Audi
Kenyon Dodge, Inc.                                       FL                AutoNation Dodge; AutoNation USA Dodge; Carlisle Dodge
                                                                             (Kenyon); AutoWay Dodge - Clearwater; AutoWay Dodge
King's Crown Ford, Inc.                                  DE                Mike Shad Ford at the Avenues & King's Crown Ford
Kirkland Pontiac-Buick-GMC, Inc.                         WA
L.P. Evans Motors WPB, Inc.                              Florida           Mercedes-Benz of Miami
L.P. Evans Motors, Inc.                                  FL                L.P. Evans Miami Nissan
Lew Webb's Ford, Inc.                                    CA                Lew Webb's Ford of Garden Grove
Lew Webb's Irvine Nissan, Inc.                           CA                Lew Webb's Irvine Nissan
Lew Webb's Irvine Toyota, Inc.                           CA                Lew Webb's Irvine Toyota
Lou Grubb Chevrolet, LLC                                 DE                Lou Grubb Chevrolet
Lou Grubb Chevrolet-Arrowhead, Inc.                      DE                New Chevrolet Add Point
Lou Grubb Ford, LLC                                      DE                Lou Grubb Ford
M S & S Toyota, Inc.                                     FL                Phil Smith Toyota
MacHoward Leasing                                        CA                Joe MacPherson Leasing; Joe MacPherson Chevrolet
MacPherson Enterprises, Inc.                             CA                Team MacPherson
Magic Acquisition Corp.                                  DE                Magic Ford
Manhattan Beach Motors, Inc.                             CA                Manhattan Toyota
Manhattan Motors, Inc.                                   CA                Manhattan Ford
Maroone Chevrolet Ft. Lauderdale, Inc.                   FL                Maroone Chevrolet Fort Lauderdale
Maroone Chevrolet, LLC                                   DE                Maroone Chevrolet/ Maroone Auto Plaza
Maroone Dodge Pompano, Inc.                              FL                Maroone Dodge Pompano
Maroone Dodge, LLC                                       DE                Maroone Dodge/ Maroone Leasing
Maroone Ford, LLC                                        DE                Maroone Ford
Maroone Isuzu, LLC                                       DE                Maroone Isuzu
Maroone Jeep Eagle, Inc.                                 DE                Maroone Chrysler Plymouth Jeep Eagle
Maroone Oldsmobile II, Inc.                              DE                Maroone Oldsmobile (Miami)
Maroone Oldsmobile, LLC                                  DE                Maroone Oldsmobile
Marshall Lincoln-Mercury, Inc.                           CO                Marshall Lincoln-Mercury Mazda




Midway Chevrolet, Inc.                                   TX                Midway Chevrolet
Mike Hall Chevrolet, Inc.                                DE                Mike Hall Chevrolet
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.             FL                Mike Shad Chrysler Plymouth Jeep
Mike Shad Ford, Inc.                                     FL                Mike Shad Ford of Orange Park & Mike Shad Ford
Miller-Sutherlin Automotive, LLC                         DE                Miller - Sutherlin Che/Pon/Chr-Ply/J-E/Dod
Mission Blvd. Motors, Inc.                               CA                Hayward Nissan
Mr. Wheels, Inc.                                         CA                Toyota of Cerritos
Mullinax East, Inc.                                      DE                Mullinax Ford East
Mullinax Ford North Canton, Inc.                         OH                Mullinax Ford North Canton
Mullinax Ford South, Inc.                                FL                Mullinax Ford South
Mullinax Lincoln-Mercury, Inc.                           DE                Mullinax Lincoln-Mercury
Mullinax of Mayfield, Inc.                               OH                Mullinax Jeep Eagle of Mayfield; Mullinax
                                                                             Lincoln-Mercury of Mayfield
Newport Beach Cars, LLC                                  DE                Newport Auto Center; Newport Beach Rolls-Royce;
                                                                             Newport Beach Chevrolet; Newport Beach Audi; Newport
                                                                             Beach Porsche; Newport Beach Bentley
Nichols Ford, Inc.                                       TX                Nichols Ford
Northpoint Chevrolet, Inc.
   (f/k/a, RI/PCR Acquisition Corp.)                     DE                Northpoint Chevrolet
Northpoint Ford, Inc.
   (f/k/a AN/SF Acquisition Corp.)                       DE                Northpoint Ford
Northwest Financial Group, Inc.                          WA                BMW of Bellevue
Ontario Dodge, Inc.                                      CA                Ontario Dodge Isuzu Kia
Orange County Automotive Imports, LLC                    DE                Anaheim Hyundai; Anaheim Mazda; Anaheim Pontiac Buick
Orlando Imports, Inc.                                    DE                Saab of Orlando
Payton-Wright Ford Sales, Inc.                           TX                Payton-Wright Ford
Peyton Cramer Automotive                                 CA                Peyton Cramer Acura/Isuzu
Peyton Cramer Ford                                       CA                Peyton Cramer Ford
Peyton Cramer Infiniti                                   CA                Peyton Cramer Infiniti
Peyton Cramer Jaguar                                     CA                Peyton Cramer Jaguar
Peyton Cramer Lincoln-Mercury                            CA                Peyton Cramer Lincoln-Mercury-VW
Pierce, LLC                                              DE                Tempe Toyota




Pitre Buick-Pontiac-GMC of Scottsdale, Inc.              DE                Pitre Buick-Pontiac-GMC of Scottsdale
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.         DE                Pitre Chrysler-Plymouth-Jeep of Scottsdale
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.               DE                Pitre Chrysler-Plymouth-Jeep on Bell
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.           DE                Pitre Isuzu-Subaru-Hyundai of Scottsdale
Pitre Kia of Scottsdale, Inc.                            DE                Pitre Kia Scottsdale
Plains Chevrolet, Inc.                                   TX                Plains Chevrolet
Port City Imports, Inc.                                  TX                Port City Imports (Honda/Hyundai/Volvo)
Port City Imports-HO, Inc.                               TX                (Shell)
Port City Pontiac-GMC Trucks, Inc.                       TX                Port City Pontiac - GMC Buick & Port City Buick
Princeton's Nassau/Conover Ford
  Lincoln-Mercury, Inc.                                  NJ                Princeton's Nassau Ford Lincoln Mercury Audi
Prinu, Inc.                                              DE                Princeton Audi
Quality Nissan, Inc.                                     TX                Quality Nissan
Quinlan Motors, Inc.                                     FL                AutoNation USA Nissan and AutoNation Nissan of
                                                                             Clearwater; AutoWay Nissan; AutoWay Nissan
                                                                             of Clearwater
RI/ASC Acquisition Corp.                                 DE
RI/BB Acquisition Corp.                                  DE                Insurance Collision Specialists
RI/HGMC Acquisition Corp.                                DE                Hendrix GMC Truck
RI/Hollywood Nissan Acquisition Corp.                    DE                Maroone Nissan
RI/LLC Acquisition Corp.                                 CO                John Elway Nissan South
RI/PII Acquisition Corp.                                 DE                Northpoint Mitsubishi
RI/RMC Acquisition Corp                                  DE                Champion Chevrolet
RI/RMP Acquisition Corp.                                 DE                Champion Pontiac/GMC; Champion Jeep; Champion Hyundai;
                                                                             Champion Pontiac/GMC/Jeep/Hyundai; Champion Autoplex;
                                                                             Champion Chrysler; Champion Chrysler Plymouth Jeep;
                                                                             Champion Plymouth;
RI/RMT Acquisition Corp.                                 DE                Champion Toyota
RI/SBC Acquisition Corp.                                 DE                Seabreeze Collision Center
RI/WFI Acquisition Corporation                           DE                Woodfield Ford
Roseville Motor Corporation                              CA                Autowest Dodge-Roseville
SaBeK, Inc.                                              NJ                Flemington Mitsubishi




Sahara Imports, Inc.                                     NV                Desert Honda; Las Vegas Honda
Sahara Nissan, Inc.                                      NV                Nissan West
Santa Ana Auto Center                                    CA                Joe MacPherson Auto & Truck Sales
Saul Chevrolet, Inc.                                     CA                Corona Motors; Corona Volkswagen; Coronoa Subaru,
                                                                             Isuzu; Corona Chevrolet-Oldsmobile
Service Station Holding Corp.                            DE
Shamrock Ford, Inc.                                      CA                Shamrock Ford
SMI Motors, Inc.                                         CA                Infiniti of Santa Monica; Infiniti of Beverly Hills;
                                                                             Costa Mesa Infiniti
Smythe European, Inc.                                    CA                Smythe European Mercedes Benz/Volvo
SNDK, LLC                                                DE                Flemington Porsche/Audi/BMW/VW
Southtown Ford, Inc.                                     TX                County Line Ford
Southwest Dodge, LLC                                     DE                John Elway Dodge Southwest/ John Elway AutoNation USA-3
Star Motors, LLC                                         DE                Mercedes-Benz of Fort Lauderdale/ Star Motors (Mercedes)
Steakley Chevrolet, Inc.
   (f/k/a AN/SCI Merger Corp.)                           TX                Steakley Chevrolet
Steeplechase Motor Company                               TX                Charlie Thomas Mazda/Hyundai
Steve Moore Chevrolet Delray, LLC                        DE                Steve Moore Chevrolet Delray
Steve Moore Chevrolet, LLC                               DE                Steve Moore Chevrolet
Steve Moore, LLC                                         DE                Steve Moore Chevrolet/Cadillac/Buick/Oldsmobile/Pontiac
Steve Rayman Pontiac-Buick-GMC-Truck, LLC
   (f/k/a Steve Rayman Buick/GMC/Pontiac, LLC)           DE                Steve Rayman Buick/GMC/Pontiac
Stevens Creek Motors, Inc.                               CA                Stevens Creek Acura
Stuart Lincoln-Mercury, Inc.                             FL                Wallace Stuart Lincoln Mercury
Sunrise Nissan of Jacksonville, Inc.                     FL                Sunrise Nissan of Jacksonville
Sunrise Nissan of Orange Park, Inc.                      FL                Sunrise Nissan of Orange Park
Sunset Pontiac-GMC Truck South, Inc.                     FL                Sunset Pontiac-GMC Truck South; AutoWay Pontiac GMC;
                                                                             AutoWay Pontiac GMC - South
Sunset Pontiac-GMC, Inc.                                 MI                Sunset Pontiac-GMC Truck North; AutoWay Pontiac GMC;
                                                                             AutoWay Pontiac GMC-North
Superior Nissan, Inc.                                    NC                Superior Nissan




Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC              DE                Sutherlin Chrysler-Plymouth Jeep-Eagle; AutoNation
                                                                             Chrysler Plymouth Jeep
Sutherlin Imports, Inc.
   (f/k/a Sutherlin Toyota, Inc.)                        GA                Sutherlin Honda
Sutherlin Imports, LLC
   (f/k/a Sutherlin Toyota, LLC)                         DE                Sutherlin Toyota; AutoWay Toyota
Sutherlin Nissan of Town Center, Inc.                    GA
Sutherlin Nissan, LLC                                    DE                Sutherlin Nissan of Lithia Springs
T-West Sales & Service, Inc.                             NV                Toyota West
Tallahassee Chrysler Plymouth, Inc.                      FL                (Shell)
Tallahassee Imports, Inc.                                FL                Tallahassee Mitsubishi
Tallahassee Motors, Inc.                                 FL                Tallahassee Ford
Taylor Jeep Eagle, LLC                                   DE                Taylor Jeep Eagle/Taylor Chrysler Jeep
Terry York Motor Cars, Ltd.                              CA                Land Rover Encino
Texan Ford Sales, Inc.
   (f/k/a Larry Hilcher Ford, Inc.)                      TX                Hilcher Ford and Texan Ford
Texan Ford, Inc.                                         TX                Texan Ford
Texan Lincoln-Mercury, Inc.                              DE                Texan Lincoln-Mercury/Isuzu
Torrance Nissan, LLC                                     DE                Torrance Nissan; South Bay Volvo
Tousley Ford, Inc.                                       MN                Tousley Ford
Town & Country Chrysler Jeep, Inc.                       DE
Valencia Dodge                                           CA                Valencia Chrysler Plymouth Jeep; Valencia Dodge;
                                                                             Valencia BMW; Valencia Isuzu; Valencia Chrysler
                                                                             Plymouth Jeep
Valencia Lincoln-Mercury, Inc.                           DE                Magic Lincoln-Mercury
Valley Chevrolet, Inc.                                   MD                Fox Chevrolet of Timonium
Village Motors, LLC                                      DE                Libertyville Toyota
Vince Wiese Chevrolet, Inc.                              DE                Valencia Chevrolet
W.O. Bankston Lincoln-Mercury, Inc.                      DE                Bankston Lincoln-Mercury, Inc.
W.O. Bankston Nissan, Inc.                               TX                Bankston Nissan of Dallas
W.O. Bankston Paint & Body, Inc.                         TX                Bankston Paint & Body, Inc.
Wallace Dodge, LLC                                       DE                Wallace Dodge
Wallace Ford, LLC                                        DE                Wallace Ford
Wallace Lincoln-Mercury, LLC                             DE                Wallace Lincoln-Mercury





Wallace Nissan, LLC                                      DE                Wallace Nissan
West Colton Cars, Inc.                                   CA                Redlands Ford
West Side Motors, Inc.                                   TN                West Side Honda
Westgate Chevrolet, Inc.                                 TX                Westgate Chevrolet
York Enterprises South, Inc.                             CA                Terry York Ford & Huntington Beach Ford

NON-DEALERSHIP ENTITIES
7 Rod Real Estate North, A Limited
  Liability Company                                      WY
7 Rod Real Estate South, A Limited
  Liability Company                                      WY
A&R Insurance Enterprises, Inc.                          FL
ACER Fiduciary, Inc.                                     DE
All-State Rent A Car, Inc.                               NV
Allied 2000 Collision Center, Inc.                       TX
America's Car Stop                                       CA
Anastasia Advertising Art, Inc.                          FL
Anderson Dealership Group                                CA
ANFS Texas Insurance Services Corp.                      TX
Anything on Wheels, Ltd.                                 FL
Atrium Restaurants, Inc.                                 FL
Auto Ad Agency, Inc.                                     MD
Auto By Internet, Inc.                                   FL
Auto Holding Corp.                                       DE
Automart Superstore, Inc.                                AZ
AutoNation Benefits Company, Inc.
  (f/k/a E.M.X. Leasing, Inc.)                           FL
AutoNation Cayman Insurance Company, Ltd.                Cayman Islands
AutoNation Chrysler Plymouth GP, Inc.                    DE
AutoNation Chrysler Plymouth LP, Inc.                    DE
AutoNation Corporate Management Company                  FL
AutoNation Dodge of San Antonio-GP, Inc.                 DE
AutoNation Dodge of San Antonio-LP, Inc.                 DE
AutoNation DS Investments, Inc.                          TX
AutoNation Enterprises Incorporated
  (f/k/a AutoNation Incorporated)                        FL






AutoNation Financial Services Corp.                      DE
AutoNation Floor Plan Funding Corp.                      DE
AutoNation Holding Corp.                                 DE
AutoNation Insurance Company, Inc.                       VT
AutoNation LM Holding Corporation
  (f/k/a AutoNation GM Holding Corporation)              DE
AutoNation Park Association, Inc.                        FL
AutoNation Realty Corporation                            DE
AutoNation Receivables Funding Corp.                     DE
AutoNation, Inc.                                         DE
AutoNationDirect.com, Inc.                               DE
B-S-P Automotive, Inc.                                   TX
Bankston Auto, Inc.                                      TX
Batfish, LLC                                             CO
BBCSS, Inc.                                              AZ
Bengal Motors, Inc.                                      FL
BOSC Automotive Realty, Inc.                             DE
Breton Life Insurance Company                            AZ
Buick Mart Limited Partnership                           GA
C-Car Auto Wholesalers, Inc.                             OK
C. Garrett, Inc.                                         CO
Central Motors, Inc.                                     FL
Champion Planning, Inc.                                  TX
Charlie Thomas Auto Sales, Inc.                          TX
Charlie Thomas Courtesy Leasing, Inc.                    TX
Chesrown Automotive Group, Inc.                          CO
Colonial Imports, Inc.                                   FL
Consumer Car Care Corporation                            TN
Corporate Properties Holding, Inc.                       DE
Courtesy Wholesale Corporation                           FL
Credit Management Acceptance Corporation                 FL
Cross-Continent Auto Retailers, Inc.                     DE
Dealership Accounting Services, Inc.                     FL
Dealership Properties, Inc.                              NV
Dealership Realty Corporation                            TX


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                                 Page 13 of 17

Desert Buick-GMC Management Group, Inc.                  NV
Desert GMC-East, Inc.                                    NV
Design Graphic, Inc.                                     FL
Ditschman/Flemington Property Rentals, Inc.              NJ
Driver's Mart Worldwide, Inc.                            VA
Ed Mullinax, Inc.                                        DE
Empire Services Agency, Inc.                             FL
Empire Warranty Corporation                              FL
Empire Warranty Holding Company                          FL
Financial Services, Inc.                                 TX
First Team Automotive Corp.                              DE
First Team Imports, Ltd.                                 FL
First Team Infiniti, Ltd.                                FL
First Team Management, Inc.                              FL
First Team Premier, Ltd.                                 FL
Flemington Equities, Inc.                                NJ
Florida Auto Corp.                                       DE
Ford of Garden Grove Limited Partnership                 GA
FRN of Rochester, LLC                                    DE
General Providers Reinsurance Company, Ltd.              Turks & Caicos Islands
Golden Communications, Inc.                              MI
Hillard Auto Group, Inc.                                 TX
Houston Imports Greenway-GP, Inc.
  (f/k/a AN/PPM-South GP, Inc.)                          DE
Houston Imports Greenway-LP, Inc.
  (f/k/a AN/PPM-South LP, Inc.)                          DE
Houston Imports North-GP, Inc.
  (f/k/a AN/PPM-North GP, Inc.)                          DE
Houston Imports North-LP, Inc.
  (f/k/a AN/PPM-North LP, Inc.)                          DE
Irvine Toyota/Nissan/Volvo Limited Partnership           GA
J-R Advertising Company                                  CO
Jemautco, Inc.                                           OH
Jerry's Outdoor Advertising, Inc.                        FL
Jiffy Billboards, Inc.                                   FL



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                                 Page 14 of 17

Kelnat Advertising, Ltd. Co.                             FL
KLJ of Nevada, Inc.                                      NV
Lancaster Alarm Co., Inc.                                PA                (Shell)
Lance Children, Inc.                                     OH
Lexus of Cerritos Limited Partnership                    GA
LGS Holding Company                                      DE
Lovern, Inc.                                             FL
M.L.F. Insurance Agency                                  OH
Maroone Car and Truck Rental Company                     FL
Maroone Management Services, Inc                         FL
Maxmedia, Inc.                                           FL
Mealey Holdings, Inc.                                    FL
Mechanical Warranty Protection, Inc.                     FL
Mullinax Insurance Agency                                OH
Mullinax Management, Inc.                                DE
Mullinax Used Cars, Inc.                                 OH
Outdoor Communication, Inc.                              FL
Pierce Automotive Corporation                            AZ
PMWQ, Inc.                                               NV
PMWQ, Ltd.                                               TX
Post Retirement Liability Management, Inc.               FL
Premier Auto Finance, L.P.                               IL
Prime Auto Resources, Inc.                               CA
Quantum Premium Finance Corporation                      FL
R. Coop Limited                                          CO
R.I./Triangle, Ltd.                                      Bermuda
R.L. Buscher II, Inc.                                    CO
R.L. Buscher III, Inc.                                   CO
Real Estate Holdings, Inc.                               FL
Republic Anderson Investment Group, Inc.                 CA
Republic DM Property Acquisition Corp.                   DE
Republic of Rochester, Inc.                              DE
Republic Media, Inc.                                     FL
Republic Media Companies Holding Co.                     DE
Republic Resources Company                               DE


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                                 Page 15 of 17

Republic Risk Management Services, Inc.                  FL
Resources Aviation, Inc.                                 FL
Risk Management Reengineering Assurance Group            Cayman Islands
RI Merger Corp.                                          CO
RI Shelf Corp.                                           DE
RI/BBNM Acquisition Corp                                 AZ
RI/BRC Real Estate Corp.                                 CA
RI/CC Acquisition Corp.                                  DE
RI/CDI Merger Corp.                                      CA
RI/DM Acquisition Corp.                                  DE
RI/LLC Acquisition Corp.                                 CO
RI/LLC-2 Acquisition Corp.                               CO
RII Management Company                                   DE
RIVT (a Delaware Business Trust)                         DE
RIVT I LLC                                               DE
RIVT I LP                                                DE
RIVT II LLC                                              DE
RIVT II LP                                               DE
RIVT Management, Inc.                                    DE
RIVT, Inc. (Trustee of RIVT)                             DE
RSHC, Inc.                                               DE
RRM Corporation                                          DE
SCM Realty II, Inc.                                      FL
SCM Realty, Inc.                                         FL
Security Insurance Agency, Inc.                          MD
Seven Rod Life Insurance Company                         AZ
SGSCP Limited Partnership (UA on 4/16/99)                FL
Six Jays LLC                                             CO
Southeast Lease Car, Inc.                                FL
Spitfire Properties, Inc.                                FL
Spokane Mitsubishi Dealers Advertising
  Association, Inc.                                      WA
Steve Moore's Buy-Right Auto Center, Inc.                FL
T-Five, Inc.                                             MI
Tallahassee Automotive Group, Inc.                       FL
Tartan Advertising, Inc.                                 CA



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                                 Page 16 of 17


Tasha Incorporated                                       CA
Tennco Life Insurance Company                            AZ
The Consulting Source, Inc.                              FL
The Pierce Corporation II, Inc.                          AZ
Total Care, Inc.                                         CO
Toyota Cerritos Limited Partnership                      GA
Triangle Corporation                                     DE
W.O. Bankston Enterprises, Inc.                          DE
Wallace Imports, Inc.                                    FL
Webb Automotive Group, Inc.                              CA
Woody Capital Investment Company II                      CO
Woody Capital Investment Company III                     CO
Working Man's Credit Plan, Inc.                          TX
World Wide Warranty Co.                                  FL


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